UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

JUNIPER II CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41014	86-1434822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3790 El Camino Real #818 Palo Alto, California 94306
(Address of principal executive offices, including zip code)

(650) 292-9660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	JUN.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share, included as part of the units	JUN	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	JUN WS	The New York Stock Exchange
Class A common stock underlying the redeemable warrants	JUN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 8.01 is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification of Rights of Security Holders.

The information set forth in Item 7.01 and Item 8.01 is incorporated by reference into this Item 3.03.

Item 7.01	Regulation FD Disclosure.

On September 20, 2023, the board of directors (the “Board”) of Juniper II Corp. (the “Company”) determined to redeem all of its outstanding shares of Class A common stock, par value $0.0001 per share, previously issued in the Company’s initial public offering (the “Public Shares”), with such redemption anticipated to be effective as of October 10, 2023, because the Company will not consummate a business transaction within the time period required by its amended and restated certificate of incorporation (the “A&R Charter”), as amended by the Certificate of Amendment to the A&R Charter, dated as of May 2, 2023 (the “First Amendment”, together with the A&R Charter, the “Charter”).

As stated in the Charter, if the Company is unable to complete a business combination by November 8, 2023, or such date as extended pursuant to the Charter, or such earlier date as determined by the Board to be in the best interests of the Company, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company anticipates that the last day of trading in the Public Shares will be October 9, 2023. On or about October 10, 2023, the Public Shares will be deemed cancelled and will represent only the right to receive the per-share redemption price for the Public Shares to be announced at a later date (the “Redemption Amount”).

The Redemption Amount will be payable to the holders of the Public Shares upon presentation of their respective share or unit certificates or other delivery of their shares or units to the Company’s transfer agent, Continental Stock Transfer & Trust Company. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants. After October 10, 2023, the Company shall cease all operations except for those required to wind up the Company’s business.

The Company expects that the New York Stock Exchange will file a Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist its securities. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Delisting and Deregistration

On September 20, 2023, the Company notified The New York Stock Exchange (“NYSE”) of the Mandatory Redemption and requested that NYSE (i) suspend trading of the Company’s Public Shares, redeemable warrants, each exercisable for one Public Share at an exercise price of $11.50 per share, subject to adjustment (the “Redeemable Warrants”), and units, each consisting of one Public Share and one-half of one Redeemable Warrant (collectively with the Public Shares and the Redeemable Warrants, the “Securities”), effective before the opening of trading on October 10, 2023, and (ii) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Once the Form 25 becomes effective to deregister the Securities under Section 12(b) of the Exchange Act, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended with respect to the Securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes statements that are forward-looking and as such are not historical facts. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the Commission. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2023

JUNIPER II CORP.

By:	/s/ Noah Kindler
Name:	Noah Kindler
Title:	Chief Financial Officer and Chief Technology Officer